                                                                   EXHIBIT 10.30

                   MODIFICATION TO SOFTWARE LICENSE AGREEMENT

THIS AGREEMENT is entered into effective as of June 1, 1998 by and between Pixel Translations, a division of Cornerstone Imaging, Inc., a Delaware corporation ("Pixel") and Kofax Image Products, a California corporation ("Kofax") to modify the Software License Agreement between the parties dated June 1, 1993 as previously amended on July 1, 1995 and June 1, 1996 as follows:

Section 9.1 is amended for the purpose of extending the term of the agreement to read as follows:

9.1 Term. The term of this Agreement shall commence on the effective date set forth above and shall continue for a period of one year from that date (the "Initial Term"). Unless Kofax or Pixel gives written notice that it elects not to renew the Agreement at least thirty (30) days prior to the end of the Initial Term, the Agreement shall automatically renew for an additional one year term (a "Subsequent Term"). Similarly, unless Kofax or Pixel gives written notice that it elects not to renew the Agreement at least thirty (30) days prior to the end of a Subsequent Term, the Agreement shall automatically renew for an additional one year Subsequent Term; provided, however, that the Agreement shall not be automatically renewed under any circumstances for more than a total of six Subsequent Terms.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in their respective names and by their duly authorized officers.

                              Pixel Translations
                              1710 Fortune Drive, Suite 200
                              San Jose, CA 95131
                              USA

                              By:  /s/ [SIG]
                                 ------------------------------

                              Title:  Vice President
                                    ----------------------------

                              Kofax Image Products
                              3 Jenner Street
                              Irvine, CA 92718
                              USA

                              By:  /s/ [SIG]
                                 -------------------------------

                              Title:  Manager, Product Marketing
                                    ----------------------------




                                      -1-